Exhibit 4.82

Execution Version

THE CHARLES SCHWAB CORPORATION, as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

6.136% Fixed-to-Floating Rate Senior Notes due 2034

5.875% Senior Notes due 2026

Twenty-Third Supplemental Indenture

Dated as of August 24, 2023

to

Senior Indenture dated as of June 5, 2009

i

TWENTY-THIRD SUPPLEMENTAL INDENTURE, dated as of August 24, 2023 (“Supplemental Indenture”), to the Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by the Twenty-First Supplemental Indenture (as defined below) and by this Supplemental Indenture, the “Indenture”), by and among THE CHARLES SCHWAB CORPORATION (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of senior debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company amended the Base Indenture pursuant to the Twenty-First Supplemental Indenture, dated as of May 19, 2023, by and between the Company and the Trustee (the “Twenty-First Supplemental Indenture”), to make certain changes relating to covenant breaches, events of default, and permitted transfers, with the amendments applying only to Securities issued after the execution thereof;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Supplemental Indenture in order to establish and provide for the issuance by the Company of two new series of Securities designated as its 6.136% Fixed-to-Floating Rate Senior Notes due 2034 (the “Fixed-to-Floating Rate Notes”) and its 5.875% Senior Notes due 2026 (the “Fixed Rate Notes” and, together with the Fixed-to-Floating Rate Notes, the “Notes”), on the terms set forth herein;

WHEREAS, Article IX of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose provided that certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid and legally binding agreement of the parties, in accordance with its terms, and a valid and legally binding amendment of, and supplement to, the Base Indenture with respect to the Notes have been done;

NOW, THEREFORE:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture, as amended by the Twenty-First Supplemental Indenture. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“Additional Notes” has the meaning specified in Section 3.06 of this Supplemental Indenture.

“Base Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Benchmark” means, initially, compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

a) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

b) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

c) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

a) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

b) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

c) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

a) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

b) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

a) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

b) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

c) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“business day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in Los Angeles, California or New York, New York are authorized or obligated by law or executive order to close.

“Calculation Agency Agreement” has the meaning specified in Section 3.03 of this Supplemental Indenture.

“Calculation Agent” means The Bank of New York Mellon Trust Company, N.A. and its successors or assigns, or any other calculation agent appointed by the Company at its discretion.

“Company” has the meaning specified in the recitals of this Supplemental Indenture.

“compounded SOFR” means, with respect to any Floating Rate Interest Period and the Interest Payment Determination Date in relation to such Floating Rate Interest Period, the rate calculated by the Calculation Agent on such Interest Payment Determination Date in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” means, for Floating Rate Interest Periods other than the initial Floating Rate Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Floating Rate Interest Period, the SOFR Index value on the second U.S. Government Securities Business Day before the first day of the Floating Rate Interest Period;

“SOFR IndexEnd” means the SOFR Index value on the Interest Payment Determination Date relating to the applicable Fixed-to-Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, relating to the applicable maturity date); and

“d” means the number of calendar days in the relevant Observation Period.

“Depositary” means The Depository Trust Company or such other Depositary designated by the Company from time to time.

“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval system or such successor system so designated by the Commission.

“Fixed Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Fixed Rate Interest Payment Date” has the meaning set forth in Section 3.01(g) of this Supplemental Indenture.

“Fixed-to-Floating Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Fixed-to-Floating Rate Notes Fixed Rate Interest Payment Date” has the meaning set forth in Section 3.01(e) of this Supplemental Indenture.

“Fixed-to-Floating Rate Notes Fixed Rate Period” has the meaning set forth in Section 3.01(e) of this Supplemental Indenture.

“Fixed-to-Floating Rate Notes Floating Rate Interest Payment Date” has the meaning set forth in Section 3.01(f) of this Supplemental Indenture.

“Fixed-to-Floating Rate Notes Interest Reset Date” has the meaning set forth in Section 3.01(e) of this Supplemental Indenture.

“Floating Rate Interest Period” means the period commencing on any interest payment date during the respective Floating Rate Period (or, with respect to the initial interest period of the Fixed-to-Floating Rate Notes, commencing on the Fixed-to-Floating Rate Notes Interest Reset Date) to, but excluding, the next succeeding interest payment date in the respective Floating Rate Period, and in the case of the last such period, from and including the interest payment date immediately preceding the maturity date for such series to but excluding such maturity date.

“Floating Rate Period” means with respect to the Fixed-to-Floating Rate Notes during each Floating Rate Interest Period, the applicable Interest Rate Date to but excluding the Stated Maturity Date of such series.

“Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Interest Payment Determination Date” means, the date two U.S. Government Securities Business Days before each Fixed-to-Floating Rate Notes Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the relevant maturity date, or in the case of redemption, preceding the relevant redemption date).

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“ISIN” means International Securities Identifying Number.

“Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first day of such Floating Rate Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Fixed-to-Floating Rate Notes Floating Rate Interest Payment Date for such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the applicable maturity date, or in the case of redemption, preceding the applicable redemption date).

“Permitted Liens” has the meaning set forth in Section 5.01 of this Supplemental Indenture.

“redemption date,” when used with respect to any Note to be redeemed, means the date specified for redemption by the Company.

“Redemption Price” means, when used with respect to any Note to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is compounded SOFR, the SOFR Index Determination Time, as such time is defined below, and (2) if the Benchmark is not compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Regular Record Date” has the meaning set forth in Section 3.01(j) of this Supplemental Indenture.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day,

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Index Determination Time; or

(2) if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then compounded SOFR shall be the rate determined pursuant to Section 3.04; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then compounded SOFR shall be the rate determined pursuant to Section 3.05.

“SOFR Index Determination Time” means 3:00 p.m. (New York time) on any U.S. Government Securities Business Day.

“Stated Maturity Date” has the meaning set forth in Section 3.01(c) of this Supplemental Indenture.

“Supplemental Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company or by a quotation agent selected by the Company, which may be one of the Company’s affiliates, after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”)), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Federal Reserve designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable interest reset date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable interest reset date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable interest reset date, as applicable. If there is no United States Treasury security maturing on the applicable interest reset date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable interest reset date, one with a maturity date preceding the applicable interest reset date and one with a maturity date following the applicable interest reset date, the Company shall select the United States Treasury security with a maturity date preceding the applicable interest reset date. If there are two or more United States Treasury securities maturing on the applicable interest reset date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day, except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“Voting Securities” has the meaning specified in Section 5.01 of this Supplemental Indenture.

Section 1.02 Conflicts with Base Indenture. In the event that any provision of this Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Supplemental Indenture shall control.

ARTICLE II

FORM OF NOTES

Section 2.01 Form of Notes. The Notes shall be substantially in the forms of Exhibit A and Exhibit B for the Fixed-to-Floating Rate Notes and the Fixed Rate Notes, respectively, hereto which are hereby incorporated in and expressly made a part of this Indenture.

ARTICLE III

THE NOTES

Section 3.01 Amount; Series; Terms.

(a) There are hereby created and designated two series of Securities under the Indenture: the title of the Fixed-to-Floating Rate Notes shall be “6.136% Fixed-to-Floating Rate Senior Notes due 2034” and the title of the Fixed Rate Notes shall be “5.875% Senior Notes due 2026.” The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes of the applicable series and shall not apply to any other series of Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Securities specifically incorporates such changes, modifications and supplements.

(b) The aggregate principal amount of Fixed-to-Floating Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $1,350,000,000 and the aggregate principal amount of Fixed Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture shall be limited to $1,000,000,000, each subject to increase as set forth in Section 3.06 of this Supplemental Indenture.

(c) The Stated Maturity Date of the Fixed-to-Floating Rate Notes shall be August 24, 2034 and the Stated Maturity Date of the Fixed Rate Notes shall be August 24, 2026 (each a “Stated Maturity Date”). The Notes shall be payable and may be presented for payment, redemption, registration of transfer and exchange, without service charge, at the Corporate Trust Office.

(d) The amount of accrued interest during the Floating Rate Period will be computed by multiplying (i) the outstanding principal amount of the Fixed-to-Floating Rate Notes, as applicable, by (ii) the product of (a) the interest rate for the relevant Floating Rate Interest Period multiplied by (b) the quotient of the actual number of calendar days in the applicable Floating Rate Interest Period (or any other relevant period) divided by 360. The interest rate on the Fixed-to-Floating Rate Notes will in no event be lower than zero.

(e) The Fixed-to-Floating Rate Notes will bear interest from and including August 24, 2023 to but excluding August 24, 2033 (the “Fixed-to-Floating Rate Notes Interest Reset Date”) at the annual rate of 6.136% (the “Fixed-to-Floating Rate Notes Fixed Rate Period”). The Company will pay interest on the Fixed-to-Floating Rate Notes semi- annually with respect to the Fixed-to-Floating Rate Notes Fixed Rate Period in arrears on each February 24 and August 24 (each, a “Fixed-to-Floating Rate Notes Fixed Rate Interest Payment Date”). The Company will make the first interest payment on February 24, 2024 and the final fixed rate interest payment on August 24, 2033.

(f) During each Floating Rate Interest Period, the Fixed-to-Floating Rate Notes will bear interest at a rate per annum equal to compounded SOFR on the Interest Payment Determination Date for that interest period plus 2.010%, all as determined by the Calculation Agent as further provided in this Supplemental Indenture and in the form of the Fixed-to-Floating Rate Notes annexed hereto as Exhibit A. During the Floating Rate Period, the Company will pay interest on the Fixed-to-Floating Rate Notes quarterly in arrears on November 24, 2033, February 24, 2034, and May 24, 2034; provided that the final interest payment will be made on the Fixed-to-Floating Rate Notes Stated Maturity Date (each, a “Fixed-to-Floating Rate Notes Floating Rate Interest Payment Date”).

(g) The Fixed Rate Notes will bear interest at the annual rate of 5.875%. The Company will pay interest on the Fixed Rate Notes semi-annually in arrears on each February 24 and August 24 (each, a “Fixed Rate Notes Interest Payment Date”). The Company will make the first interest payment on February 24, 2024 and the final interest payment on August 24, 2026.

(h) If any Interest Payment Date, redemption date or the Stated Maturity Date of the applicable series of Notes is not a business day, then the related payment of interest and/or principal payable, as applicable, on such date will be postponed to the next succeeding business day with the same force and effect as if made on such Interest Payment Date, redemption date or Stated Maturity Date, and no further interest will accrue as a result of such postponement.

(i) The Company will pay interest to the person in whose name the Note is registered at the close of business on the fifteenth calendar day (whether or not a business day) immediately preceding the related interest payment date, except that the Company will pay interest on the respective maturity dates or, if the Notes are redeemed, the respective redemption date, to the person or persons to whom principal is payable (each, a “Regular Record Date”). During the Fixed-to-Floating Rate Notes Fixed Rate Period and for the Fixed Rate Notes, each Regular Record Date will be February 9 and August 9, and during the Floating Rate Period, each Regular Record Date will be November 9, 2033, February 9, 2034, May 9, 2034 and August 9, 2034.

(j) Each series of Notes will be issued in the form of one or more Global Securities, duly executed by the Company and authenticated by the Trustee as provided in Section 3.02 of this Supplemental Indenture and the Base Indenture and deposited with the Trustee as custodian for the Depositary or its nominee.

(k) Initially, the Trustee will act as Paying Agent. The Company may change any Paying Agent without notice to the Holders.

(l) With respect to the respective series of Notes and notwithstanding anything to the contrary in this Supplemental Indenture or the Notes, if the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining compounded SOFR, then Section 3.05 of this Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the respective series of Notes. For the avoidance of doubt, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for the Floating Rate Interest Period will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

(m) Denominations. The Notes shall be issuable only in registered form without coupons and only in denominations of $2,000 and any multiple of $1,000 in excess thereof.

Section 3.02 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer or its Treasurer, and attested by its Secretary or one of its Assistant Corporate Secretaries or Deputy Corporate Secretaries. The signature of any of these officers on the Notes may be manual, facsimile or electronic signature (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) and shall not be required to be under the Company’s corporate seal.

Notes bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

Pursuant to a Company Order, the Trustee shall authenticate for original issue Notes in an aggregate principal amount specified in the Company Order. The Trustee shall be provided with an Officers’ Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Notes. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

Each Note shall be dated the date of its authentication.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in the Base Indenture executed by the Trustee by manual, facsimile or electronic signature (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 3.03 Calculation Agent.

(a) Initially, the Trustee will act as Calculation Agent, in accordance with the provisions of that certain Calculation Agency Agreement, dated the date hereof (the “Calculation Agency Agreement”). For the avoidance of doubt, in acting under the Calculation Agency Agreement, the Calculation Agent shall have the benefit of the rights, protections and immunities granted to it hereunder. The Company may appoint a successor Calculation Agent at its discretion. So long as compounded SOFR is required to be determined with respect to the Notes, there shall at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish compounded SOFR for any Floating Rate Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent.

(b) None of the Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, Interest Payment Determination Dates or any other relevant methodology applicable to such substitute or successor Benchmark. In connection with the foregoing, each of the Trustee, the Paying Agent and the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its designee without independent investigation, and none will have any liability for actions taken at the Company’s direction in connection therewith. None of the Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Supplemental Indenture as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Supplemental Indenture and reasonably required for the performance of such duties. None of the Trustee, Paying Agent or Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of any designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the designee.

(c) The Company will give the Trustee and the Calculation Agent written notice of the person appointed as its designee.

(d) All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and Holders of the Notes.

Section 3.04 SOFR Unavailable. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Section 3.05 Effect of a Benchmark Transition Event.

(a) Benchmark Replacement: If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(b) Benchmark Replacement Conforming Changes: In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c) Decisions and Determinations: Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions set forth in this Section 3.05, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(i) will be conclusive and binding absent manifest error;

(ii) if made by the Company, will be made in its sole discretion;

(iii) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

(iv) notwithstanding anything to the contrary in the Supplemental Indenture or the Notes, shall become effective without consent from the Holders of the Notes or any other party.

(d) Any determination, decision or election pursuant to this Section 3.05 shall be made by the Company or its designee (which may be the Company’s Affiliate) on the basis as provided above, and in no event shall the Calculation Agent be responsible for making any such determination, decision or election.

Section 3.06 Additional Notes. The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without notice to or consent of the Holders of the Notes, create and issue pursuant to this Indenture additional Notes of any series (“Additional Notes”) having terms and conditions set forth in this Supplemental Indenture, identical to the Notes of one of the two series issued on the date hereof, except that Additional Notes may:

(i) have a different issue date than other Outstanding Notes of such series;

(ii) have a different issue price than other Outstanding Notes of such series;

(iii) have a different initial Interest Payment Date than other Outstanding Notes of such series; and

(iv) have a different amount of interest that has accrued prior to the issue date of such Additional Notes than has accrued on other Outstanding Notes of such series;

provided, no Additional Notes shall be issued unless such Additional Notes will be fungible for U.S. federal income tax and securities law purposes with Notes of one of the two series issued on the date hereof; and provided, further, that the Additional Notes have the same CUSIP number as the Notes of one of the two series issued on the date hereof. No Additional Notes may be issued if on the issue date therefor, any Event of Default has occurred and is continuing.

The Notes of any series issued on the date hereof and any Additional Notes of the same series shall be treated as a single class for all purposes under this Indenture, including waivers, amendments and United States federal tax purposes.

With respect to any issuance of Additional Notes, the Company shall deliver to the Trustee a resolution of the Board of Directors or, if applicable, a certificate signed by the Chairman of the Board of Directors of the Company, the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Company and an Officers’ Certificate in respect of such Additional Notes, which shall together provide the following information:

(i) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

(ii) the issue date, issue price, the first Interest Payment Date, the amount of interest accrued and payable on the first Interest Payment Date, the applicable series, the CUSIP number and corresponding ISIN of such Additional Notes.

ARTICLE IV

OPTIONAL REDEMPTION OF SECURITIES

Section 4.01 Optional Redemption. The provisions of Article XI of the Base Indenture, as supplemented by the provisions of this Supplemental Indenture, shall apply to the Notes.

On or after February 20, 2024 and prior to the Fixed-to-Floating Rate Notes Interest Reset Date, the Company may redeem the Fixed-to-Floating Rate Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Fixed-to-Floating Rate Notes matured on the Fixed-to-Floating Rate Notes Interest Reset Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption; and

•	100% of the principal amount of the Fixed-to-Floating Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On the Fixed-to-Floating Rate Notes Interest Reset Date, the Fixed-to-Floating Rate Notes will be redeemable in whole but not in part, or on or after May 24, 2034 (three months prior to the Fixed-to-Floating Rate Notes Stated Maturity Date), in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Fixed-to-Floating Rate Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date, upon not less than 10 nor more than 60 days’ prior notice given to the Holders of the Fixed-to-Floating Rate Notes to be redeemed.

On or after February 20, 2024, and prior to July 24, 2026 we may redeem the Fixed Rate Notes at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Fixed Rate Notes matured on the first par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption; and

•	100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

The Fixed Rate Notes will be redeemable on or after July 24, 2026 (one month prior to the Fixed Rate Notes Stated Maturity Date), in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date, upon not less than 10 nor more than 60 days’ prior notice given to the holders of the Notes to be redeemed.

(b) On and after the redemption date for any series of Notes (or any portions thereof called for redemption), interest will cease to accrue on such series of Notes or any portions thereof called for redemption, unless the Company defaults in the payment of the applicable Redemption Price for such series of Notes and accrued interest, if any. On or before the redemption date for any series of notes (or any portions thereof called for redemption), the Company will deposit with a Paying Agent, or the trustee, funds sufficient to pay the applicable Redemption Price for such series of notes and accrued and unpaid interest on such notes to be redeemed on such date.

(c) The Company’s actions and determinations in determining the Redemption price shall be conclusive and binding for all purposes, absent manifest error.

(d) If less than all of any series of notes are to be redeemed, the notes to be redeemed will be selected in accordance with the procedures of the Depositary; provided, however, that no notes of a principal amount of $2,000 or less shall be redeemed in part.

(e) Notice of any redemption will be electronically delivered or mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 but not more than 60 days before the redemption date to each holder of the notes to be redeemed. Once notice of redemption is electronically delivered or mailed, the notes called for redemption will become due and payable on the redemption date and at the applicable Redemption Price, plus accrued and unpaid interest to, but not including, the redemption date.

ARTICLE V

COVENANTS AND REMEDIES

Section 5.01 Limitations on Liens. As long as any of the Notes are outstanding, the Company (or any successor corporation) will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a pledge, lien or other encumbrance, except for Permitted Liens (defined below), on the Voting Securities (defined below) of Charles Schwab & Co., Inc., Charles Schwab Bank, SSB, Charles Schwab Investment Management, Inc., or Schwab Holdings, Inc. unless the Company shall cause the Notes to be secured equally and ratably with (or, at the Company’s option, prior to) any indebtedness secured thereby. “Permitted Liens” means (i) liens that arise because of claims against the Company for taxes or assessments or governmental charges or levies (a) that are not then due and delinquent, (b) the validity of which is being contested in good faith or (c) which are less than $1,000,000 in amount; (ii) liens created by or resulting from any litigation or legal proceedings which are currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000; (iii) deposits to secure (or in place of) surety, stay, appeal or customs bonds; or (iv) such other liens as the Board of Directors of the Company determines do not materially detract from or interfere with the present value or control of the Voting Securities subject thereto or affected thereby. “Voting Securities” means stock of any class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of the corporation in question, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

ARTICLE VI

SUPPLEMENTAL INDENTURES

Section 6.01 Supplemental Indentures with Consent of Holders. The terms of this Supplemental Indenture may be modified as set forth in Article IX of the Base Indenture. For the avoidance of doubt, no supplemental indenture shall, without the consent of the Holder of each Outstanding Note of a series affected thereby, reduce the Redemption Price of any Note of the same series.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Sinking Funds. Article XII of the Base Indenture shall have no application. The Notes shall not have the benefit of a sinking fund.

Section 7.02 Conversion of Notes. Article XIV of the Base Indenture shall have no application. The Notes shall not be convertible into shares of Common Stock of the Company.

Section 7.03 Reports by the Company. The Company shall be deemed to have complied with the first sentence of Section 7.4 of the Base Indenture to the extent that such information, documents and reports are filed with the Commission via EDGAR (or any successor electronic delivery procedure); provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed pursuant to the EDGAR system (or its successor).

Section 7.04 Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 7.05 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 7.06 Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

Section 7.07 Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals herein are deemed to be those of the Company and not of the Trustee.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

THE CHARLES SCHWAB CORPORATION, as Issuer

By:	/s/ Peter Crawford
Name: Peter Crawford
Title: Managing Director and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ April Bradley
Name: April Bradley
Title: Vice President

[Signature Page to the Twenty-Third Supplemental Indenture]

EXHIBIT A

FORM OF 6.136% FIXED-TO-FLOATING RATE SENIOR NOTE DUE 2034

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE CHARLES SCHWAB CORPORATION

6.136% Fixed-to-Floating Rate Senior Notes due 2034

No. [ ]	CUSIP No.: 808513 CH6 ISIN No.: US808513CH62

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [                     ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on August 24, 2034.

Interest Payment Dates: During the Fixed-to-Floating Rate Notes Fixed Rate Period, the Issuer will pay interest semi-annually in arrears on February 24 and August 24 of each year. The Issuer will make the first interest payment on February 24, 2024 and the final fixed rate interest payment on August 24, 2033. During the Floating Rate Period, payment will be made quarterly in arrears on November 24, 2033, February 24, 2034, and May 24, 2034, provided that the final interest payment will be made on August 24, 2034 (the “Fixed-to-Floating Rate Notes Stated Maturity Date”).

Interest Record Dates: During the Fixed-to-Floating Rate Notes Fixed Rate Period, on February 9 and August 9, and during the Floating Rate Period, on November 9, 2033, February 9, 2034, May 9, 2034 and August 9, 2034 (each, a “Regular Record Date”), the Issuer will pay interest to the person in whose name the Note is registered at the close of business (whether or not a business day) immediately preceding the related interest payment date, except that the Issuer will pay interest on the respective maturity dates or, if the Notes are redeemed, the respective redemption date, to the person or persons to whom principal is payable.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: August 24, 2023

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, by facsimile or electronically by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
Name: Peter Crawford
Title: Managing Director and Chief Financial Officer

Attest:

Name: Susan L. Stapleton
Title: Managing Director and Assistant Corporate Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 24, 2023

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

6.136% Fixed-to-Floating Rate Senior Notes due 2034

1. Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note during the Fixed-to-Floating Rate Notes Fixed Rate Period at the annual rate of 6.136%. Interest on the Notes will be payable semi-annually in arrears on February 24 and August 24 of each year (each, a “Fixed-to-Floating Rate Notes Fixed Rate Interest Payment Date”), with the first fixed-rate interest payment on February 24, 2024 and the final fixed-rate interest payment on August 24, 2033 (the “Fixed-to-Floating Rate Notes Fixed Rate Period”). During the Fixed-to-Floating Rate Notes Fixed Rate Period, interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

During each Floating Rate Interest Period, the Issuer promises to pay interest at a rate per annum equal to compounded SOFR plus 2.010%, all as determined by the Calculation Agent as provided for in the Indenture (as defined below). Interest on the Notes will be payable quarterly in arrears on November 24, 2033, February 24, 2034, May 24, 2034, and August 24, 2034 (each a “Floating Rate Interest Period” and, together, the “Floating Rate Period”); provided that the final interest payment will be made on the Fixed-to-Floating Rate Notes Stated Maturity Date (each, a “Floating Rate Interest Payment Date” and together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”).

With respect to the Fixed-to-Floating Rate Notes Fixed Rate Period, interest on the Fixed-to-Floating Rate Notes will accrue from and including the original issue date or the most recent date to which interest has been paid or duly provided for. With respect to the Floating Rate Interest Period, the term “interest period” means the period commencing on any interest payment date during the Floating Rate Interest Period (or, with respect to the initial interest period, commencing on August 24, 2033 (the “Fixed-to-Floating Rate Notes Interest Reset Date”)) to, but excluding, the next succeeding interest payment date in the Floating Rate Interest Period, and in the case of the last such period, from and including the interest payment date immediately preceding the maturity date for such series to but excluding such maturity date.

If an interest payment date falls on a day that is not a business day, the Issuer will postpone the interest payment to the next succeeding business day, but the payment made on such date will be treated as being made on the date that the payment was first due and the holders of the Notes will not be entitled to any further interest or other payments with respect to such postponement.

The Issuer will pay interest to the person in whose name the Note is registered at the close of business on the fifteenth calendar day (whether or not a business day) immediately preceding the related interest payment date, except that the Issuer will pay interest on the respective maturity dates or, if the Notes are redeemed, the respective redemption date, to the person or persons to whom principal is payable. The amount of accrued interest payable on the Notes for each Floating Rate Interest Period will be computed by multiplying (i) the outstanding principal amount of the applicable series of Notes by (ii) the product of (a) the interest rate for the relevant Floating Rate Interest Period interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable Floating Rate Interest Period (or any other relevant period) divided by 360. The interest rate on the Notes will in no event be lower than zero.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

The interest rate and amount of interest to be paid on the Notes for each Floating Rate Interest Period will be determined by the Calculation Agent on the applicable Interest Payment Determination Date using compounded SOFR with respect to the applicable Observation Period relating to the applicable Floating Rate Interest Period. The Calculation Agent will then add the spread of 2.010% per annum to compounded SOFR as determined on the Interest Payment Determination Date. Absent manifest error, the Calculation Agent’s determination of the interest rate for an interest period for the Notes will be binding and conclusive on the Holders, the Trustee and Paying Agent, and the Issuer.

2. Paying Agent; Calculation Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent (the “Paying Agent”). The Issuer may change any Paying Agent without notice to the Holders. Initially, the Trustee will act as calculation agent (the “Calculation Agent”). The Issuer may appoint a successor Calculation Agent at its discretion.

3. Indenture; Defined Terms.

This Note is one of the Fixed-to-Floating Rate Senior Notes due 2034 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Twenty-First Supplemental Indenture, dated as of May 19, 2023 and the Twenty-Third Supplemental Indenture, dated as of August 24, 2023, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6. Optional Redemption.

On or after February 20, 2024 and prior to the Fixed-to-Floating Rate Notes Interest Reset Date, the Issuer may redeem the Fixed-to-Floating Rate Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Fixed-to-Floating Rate Notes matured on the Fixed-to-Floating Rate Notes Interest Reset Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption; and

•	100% of the principal amount of the Fixed-to-Floating Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On the Fixed-to-Floating Rate Notes Interest Reset Date, the Fixed-to-Floating Rate Notes will be redeemable in whole but not in part, or on or after May 24, 2034 (three months prior to the Fixed-to-Floating Rate Notes Maturity Date), in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed-to-Floating Rate Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date, upon not less than 10 nor more than 60 days’ prior notice given to the holders of the Notes to be redeemed.

If less than all of any series of Notes are to be redeemed, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary; provided, however, that no Notes of a principal amount of $2,000 or less shall be redeemed in part.

Notice of any redemption will be electronically delivered or mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Once notice of redemption is electronically delivered or mailed, the Notes called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to, but not including, the redemption date.

7. Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

8. Authentication.

This Note shall not be valid until the Trustee manually, electronically or by facsimile signs the certificate of authentication on this Note.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF 5.875% SENIOR NOTE DUE 2026

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE CHARLES SCHWAB CORPORATION

5.875% Senior Notes due 2026

No. [ ]	CUSIP No.: 808513 CG8 ISIN No.: US808513CG89

THE CHARLES SCHWAB CORPORATION, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO., or its registered assigns, the principal sum of [                     ] DOLLARS, or such lesser amount as is indicated in the records of the Trustee and Depositary, on August 24, 2026.

Interest Payment Dates: The Issuer will pay interest semi-annually in arrears on February 24 and August 24 of each year (as defined below). The Issuer will make the first interest payment on February 24, 2024 and the final interest payment on August 24, 2026 (the “Fixed Rate Notes Stated Maturity Date”). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Interest Record Dates: On February 9 and August 9 (each, a “Regular Record Date”), the Issuer will pay interest to the person in whose name the Note is registered at the close of business (whether or not a business day) immediately preceding the related interest payment date, except that the Issuer will pay interest on the respective maturity dates or, if the Notes are redeemed, the respective redemption date, to the person or persons to whom principal is payable.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

Dated: August 24, 2023

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, by facsimile or electronically by its duly authorized officers.

THE CHARLES SCHWAB CORPORATION

By:
Name: Peter Crawford
Title: Managing Director and
Chief Financial Officer

Attest:

Name: Susan L. Stapleton
Title: Managing Director and Assistant Corporate Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: August 24, 2023

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

THE CHARLES SCHWAB CORPORATION

5.875% Senior Notes due 2026

1. Interest.

The Charles Schwab Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the annual rate of 5.875%. Interest on the Notes will be payable semi-annually in arrears on February 24 and August 24 of each year (each, an “Interest Payment Date”), with the first interest payment on February 24, 2024 and the final interest payment on August 24, 2026.

Interest on the Fixed Rate Notes will accrue from and including the original issue date or the most recent date to which interest has been paid or duly provided for.

If an interest payment date falls on a day that is not a business day, the Issuer will postpone the interest payment to the next succeeding business day, but the payment made on such date will be treated as being made on the date that the payment was first due and the holders of the Notes will not be entitled to any further interest or other payments with respect to such postponement.

The Issuer will pay interest to the person in whose name the Note is registered at the close of business on the fifteenth calendar day (whether or not a business day) immediately preceding the related interest payment date, except that the Issuer will pay interest on the respective maturity dates or, if the Notes are redeemed, the respective redemption date, to the person or persons to whom principal is payable.

The Issuer shall pay interest on overdue principal from time to time on demand by the Trustee pursuant to Section 5.3 of the Base Indenture (defined below) at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent (the “Paying Agent”). The Issuer may change any Paying Agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 5.875% Senior Notes due 2026 (the “Notes”) issued under the Senior Indenture dated as of June 5, 2009 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as amended, modified and supplemented by the Twenty-First Supplemental Indenture, dated as of May 19, 2023 and the Twenty-Third Supplemental Indenture, dated as of August 24, 2023, the “Indenture”) by and between the Issuer and the Trustee, as trustee. This Note is a “Global Security” and the Notes are “Global Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (voting together as a single class). The Indenture contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default under the Indenture shall have occurred and be continuing (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive, with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected thereby (voting together as a single class), on behalf of the Holders of all Securities of such affected series, to waive compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6. Optional Redemption.

The Issuer may redeem the Fixed Rate Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Fixed Rate Notes matured on the first par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption; and

•	100% of the principal amount of the Fixed Rate Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

The Fixed Rate Notes will be redeemable on or after July 24, 2026 (one month prior to the Fixed Rate Notes Maturity Date), in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date, upon not less than 10 nor more than 60 days’ prior notice given to the holders of the Notes to be redeemed.

If less than all of any series of Notes are to be redeemed, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary; provided, however, that no Notes of a principal amount of $2,000 or less shall be redeemed in part.

Notice of any redemption will be electronically delivered or mailed (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Once notice of redemption is electronically delivered or mailed, the Notes called for redemption will become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest to, but not including, the redemption date.

7. Defaults and Remedies.

If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of all affected series then Outstanding (voting together as a single class) may declare the principal amount of all the Securities of the affected series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) of and the accrued interest on all the Securities of such affected series shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Securities of all affected series (voting together as a single class) at the time Outstanding, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series.

8. Authentication.

This Note shall not be valid until the Trustee manually, electronically or by facsimile signs the certificate of authentication on this Note.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

This Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of California.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:	Signature

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.